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Following is the text of revised slides from a presentation made to investors on or about May 23, 2001:


                                    ICN
                         ICN PHARMACEUTICALS, INC.

                                UBS WARBURG
                GLOBAL SPECIALTY PHARMACEUTICALS CONFERENCE
                                  MAY 2001


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                  Hepatitis C Treatment Market Opportunity
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              Worldwide Approval of Ribavirin for Hepatitis C

     o    US - approved in 1998

     o    EU - approved in 1999

     o    EU - Peg Intron/Ribavirin combination approved in March 2001

     o    Japan Launch - estimated 2001/2002

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                   Ribavirin Poised for Continued Growth
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     o    Expanding number of patients diagnosed with Hepatitis C

     o    Increased awareness of Hepatitis C

     o    Ribavirin with Peg-Intron - improved efficacy

     o    Japan launch expected late 2001/early 2002

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